                                                                    EXHIBIT 10.2

                             EMPLOYMENT AGREEMENT


     THIS EMPLOYMENT AGREEMENT (the "Agreement") is entered into by and between Covad Communications Group, Inc. (the "Company") and Rex Cardinale ("Executive").

     1.   Duties and Scope of Employment. The Company agrees to employ Executive
          ------------------------------
as Vice President-Engineering and Executive agrees to perform such reasonable responsibilities and duties as may be required of the Executive by the Company; provided, however, that the Company shall have the right to normally revise such responsibilities from time to time as the Company may deem appropriate. The Executive shall carry out his duties and responsibilities hereunder in a diligent and competent manner and shall devote his full business time, attention and energy thereto. Executive shall report directly to the Chief Executive Officer of the Company.

     2.   Term of Agreement.  Executive's term of employment by the Company
          -----------------
shall commence on July 15, 1997 (the "Effective Date"), and continue for a period of two (2) years (the "Two-Year Term"). During the Two-Year Term, Executive's employment relationship with the Company can only be terminated as provided herein. At the end of the Two-Year Term, the employment relationship between the Executive and the Company shall become at-will and either party will be able to terminate the employment relationship with or without Cause (as defined below) at any time upon thirty days' notice to the other party. Upon any termination of Executive's employment by the Company without cause, the Company shall continue to pay to and provide the Executive with such salaray and benefits as Executive received immediately prior to termination of his employment for a period of six months after the the date of termination of Executive's employment. Executive's obligations, covenants and duties under Sections 6, 7, 8, 11 and 13 shall survive the termination of Executive's employment under this Agreement.

     3.   Compensation and Employee Benefits.
          ----------------------------------

          (a) Base Salary.  The Company shall pay the Executive as compensation
              -----------
for his services a base salary at the annualized rate of $140,000 (the "Base Salary"). The Base Salary shall be paid periodically in accordance with normal Company payroll practices and subject to the usual, required withholding. Executive understands and agrees that neither his job performance nor promotions, commendations, bonuses or the like from the Company give rise to or in any way serve as the basis for modification, amendment, or extension, by implication or otherwise, of this Agreement, except that the Board of Directors may approve salary increases based on performance in a manner consistent with chnages in the salaries of similarly situated officers of the Company.

          (b) Bonus.  Executive shall be eligible to receive bonuses as
              -----
determined by the Board or its Compensation Committee; and the determination and payment of any and all bonuses shall be commensurate with determinations and payments to other similarly situated officers of the Company. The Company shall pay any and all bonuses referred to in this Agreement only at the same time as bonuses are normally paid to senior management of the Company.

          (c)  Employee Benefits.  Executive shall be eligible to participate in
               -----------------
(i) all employee benefit plans currently and hereafter maintained by the Company for senior management according to their terms, and (ii) such other employee benefits as are set forth in this Agreement.

          (d)  Vacation.  Executive shall be entitled to three (3) weeks paid
               --------
vacation and Company holidays in accordance with the Company's policies in effect from time to time for senior management of the Company.

     4.   Expenses.  The Company will pay or reimburse Executive for reasonable
          --------
travel, entertainment or other expenses incurred by Executive in the furtherance of or in connection with the performance of Executive's duties hereunder in accordance with the Company's established policies.

     5.   Termination of Employment.  If the Executive's employment is
          -------------------------
terminated for Cause prior to the end of the Two-Year Period, Executive shall not be entitled to any additional benefits or compensation hereunder, and Executive shall only be eligible for benefits in accordance with the Company's established policies as is then in effect.

               For purposes of this Agreement, "Cause" shall mean (i) any act of personal dishonesty taken by the Executive in connection with his responsibilities as an Executive and intended to result in substantial personal enrichment of the Executive, (ii) conviction of a felony that is injurious to the Company, (iii) a willful act by the Executive which constitutes gross misconduct and which is injurious to the Company, (iv) continued violations by the Executive of the Executive's obligations under Section 1 of this Agreement that are demonstrably willful and deliberate on the Executive's part after there has been delivered to the Executive a written demand for performance from the Company which describes the basis for the Company's belief that the Executive has not substantially performed his duties, (v) the death of the Executive or
(vi) the total and permanent disability of Executive.

     6.   Confidential Information.  Executive acknowledges that the
          ------------------------
information, observations and data obtained by him while employed by the Company pursuant to this Agreement concerning the business or affairs of the Company ("Confidential Information") are the property of the Company. Executive agrees that he shall not disclose to any unauthorized person or use for any purpose whatsoever other than the performance of his employment duties any Confidential Information without the prior written consent of the Board unless and except to the extent that the aforementioned matters become generally known to and available for use by the public other than as a result of Executive's acts or omissions to act. If Executive receives legal process, he may comply with it provided he promptly notifies the Company and cooperates with the Company in obtaining a protective order. Executive shall deliver to the Company at the termination of his employment, or at any other time the Company may request, all memoranda, notes, plans, records, reports, computer tapes and software and other documents and data and copies thereof relating to the Confidential Information, the work product or the business of the Company which he may then possess or have under his control. As used in this Section 6, "Company" includes the Company, its parent and their direct and indirect subsidiaries.

     7.   Inventions and Other Intellectual Property.  Executive acknowledges
          ------------------------------------------
that Executive and the Company have entered into the Proprietary Information and Invention Agreement, dated May 29, 1997, and Executive agrees to comply with the terms of that agreement.

     8.   Covenant Not to Compete.
          -----------------------

          (a) Non-Competition.  During the term of his employment, Executive
              ---------------
agrees that Executive will not, either for himself or on behalf of any other person, partnership, firm, association or corporation in any territory in which the Company is actively engaged in business (i) open or operate a business which is then in competition with any business of the Company, (ii) act as an employee, agent, advisor or consultant of any then existing competitor of the Company, or (iii) take any action to, or do anything reasonably intended to, divert business from the Company or influence or attempt to influence any existing customer of the Company to cease doing business with the Company or to alter its then existing business relationship with the Company. As used in this
Section 8, "Company" includes the Company, its parent and their direct and indirect subsidiaries.

          (b) Geographic Area.  The geographical areas in which the restrictions
              ---------------
provided for in this Agreement apply include all cities, counties and states of the United States, and all other countries, in which the Company has engaged in sales or otherwise conducted business or selling efforts at any time during the six months prior to the Effective Date hereof or during the term of this Agreement.

          (c) Severability.  The scope of the geographic, time and subject
              ------------
matter restrictions set forth in this Section 8 are intended to conform to applicable law. If, however, a court determines that the scope of any such restriction exceeds what is permitted by law, then such restriction shall be limited or otherwise reformed as necessary to comply with and be enforceable under applicable law. If a court determines that any provision of this Section 8 is unenforceable and cannot be reformed, then such provision shall be deemed eliminated from this Section to the extent necessary to permit the remaining provisions of this Section to be enforced.

     9.   Absence of Conflict.  Executive represents and warrants that his
          -------------------
employment by the Company as described herein shall not conflict with and will not be constrained by any prior employment or consulting agreement or relationship.

     10.  Assignment.  Executive's rights and obligations under this Agreement
          ----------
shall not be assignable by Executive. The Company's rights and obligations under this Agreement shall not be assignable by the Company except as incident to the transfer, by merger, liquidation, or otherwise, of all or substantially all of the business of the Company.

     11.  Notices.  Any notice required or permitted under this Agreement shall
          -------
be given in writing and shall be deemed to have been effectively made or given if personally delivered, or if sent by facsimile, or mailed or sent via Federal Express to the other party at its address set forth below in this Section 11, or at such other address as such party may designate by written notice to the other party hereto. Any effective notice hereunder shall be deemed given on the date personally delivered or on the date sent by facsimile or deposited in the United States mail (sent by certified mail, return receipt requested), as the case may be, at the following addresses:

          (i)  If to the Company:

               Covad Communications Group, Inc.
               20823 Stevens Creek Blvd., Suite 300
               Cupertino, CA  95014
               Attn:  Chief Executive Officer
               ----

          (ii) If to Executive:

               Rex Cardinale

               ___________________

               ___________________

     12.  Arbitration.  The parties hereto agree that any dispute or controversy
          -----------
arising out of, relating to, or in connection with this Agreement, or the interpretation, validity, construction, performance, breach, or termination thereof, shall be finally settled by binding arbitration to be held in Santa Clara County, California under the Employment Dispute Resolution Rules of the American Arbitration Association as then in effect (the "Rules"). Notwithstanding anything to the contrary herein, arbitration shall not be the sole and exclusive remedy for any claim by the Company or the Executive for violations of the provisions of Sections 6, 7, or 8 of this Agreement.

          The arbitrator(s) may grant injunctions or other relief in such dispute or controversy. The decision of the arbitrator(s) shall be final, conclusive and binding on the parties to the arbitration, and judgment may be entered on the decision of the arbitrator(s) in any court having jurisdiction.

          The arbitrator(s) shall apply California law to the merits of any dispute or claim, without reference to rules of conflicts of law, and the arbitration proceedings shall be governed by federal arbitration law and by the Rules, without reference to state arbitration law.

          The parties shall each pay one-half of the costs and expenses of such arbitration, and each party shall pay its own counsel fees and expenses.

          EXECUTIVE HAS READ AND UNDERSTANDS THIS SECTION 12, WHICH DISCUSSES ARBITRATION. EXECUTIVE UNDERSTANDS THAT BY SIGNING THIS AGREEMENT, EXECUTIVE AGREES TO SUBMIT ANY CLAIMS ARISING OUT OF,

RELATING TO, OR IN CONNECTION WITH THIS AGREEMENT, OR THE INTERPRETATION, VALIDITY, CONSTRUCTION, PERFORMANCE, BREACH OR TERMINATION THEREOF TO BINDING ARBITRATION, AND THAT THIS ARBITRATION CLAUSE CONSTITUTES A WAIVER OF EXECUTIVE'S RIGHT TO A JURY TRIAL AND RELATES TO THE RESOLUTION OF ALL DISPUTES RELATING TO EXECUTIVE'S RELATIONSHIP WITH THE COMPANY INCLUDING, BUT NOT LIMITED TO, ANY AND ALL CLAIMS RELATING TO EMPLOYMENT DISCRIMINATION, HARASSMENT AND WRONGFUL TERMINATION.

     13.  Waiver.  Either party's failure to enforce any provision or provisions
          ------
of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, or prevent that party thereafter from enforcing each and every other provision of this Agreement.

     14.  Enforcement.  Executive and the Company recognize and acknowledge that
          -----------
Executive is employed under this Agreement to render personal services of a unique character, requiring special expertise and experience by Executive. In addition, Executive acknowledges that his compensation will be greater than $6,000.00 per year. Executive agrees that a breach by him of Sections 6, 7 or 8 could not reasonably or adequately be compensated in damages in an action at law and that the Company shall be entitled to injunctive relief, which may include but shall not be limited to restraining Executive from rendering any service that would breach this Agreement. However, no remedy conferred by any of the specific provisions of this Agreement (including this Section) is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to every other remedy given under this Agreement or now or hereafter existing at law or in equity or by statute or otherwise. The election of any one or more remedies by the Company shall not constitute a waiver of the right to pursue other available remedies.

     15.  Withholding.  The Company shall be entitled to withhold, or cause to
          -----------
be withheld, from payment any amount of withholding taxes required by law with respect to payments made to Executive in connection with his employment hereunder.

     16.  Severability.  If any term or provision of this Agreement shall to any
          ------------
extent be declared illegal or unenforceable by arbitrator(s) or by a duly authorized court of competent jurisdiction, then the remainder of this Agreement or the application of such term or provision in circumstances other than those as to which it is so declared illegal or unenforceable, shall not be affected thereby, each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law and the illegal or unenforceable term or provision shall be deemed replaced by a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term of provision.

     17.  Entire Agreement.  This Agreement and any agreements referenced herein
          ----------------
represent the entire agreement of the parties with respect to the matters set forth herein, and to the extent inconsistent with other prior contracts, arrangements or understandings between the parties, supersedes all such previous contracts, arrangements or understandings between the Company and

Executive. The Agreement may be amended at any time only by mutual written agreement signed by the parties hereto.

     18.  Governing Law.  This Agreement shall be construed, interpreted, and
          -------------
governed in accordance with the laws of the State of California without reference to rules relating to conflict of law (other than any such rules directing application of California law).

     19.  Headings.  The headings of sections herein are included solely for
          --------
convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

     20.  Counterparts.  This Agreement may be executed by either of the parties
          ------------
hereto in counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                        EXECUTIVE

                                        /s/ Rex Cardinale
                                        -------------------------------
                                                  SIGNATURE

                                            Rex Cardinale
                                        -------------------------------
                                           PRINT NAME OF EXECUTIVE


                                        COVAD COMMUNICATIONS GROUP, INC.

                                        BY: /s/ Charles J. McMinn
                                            ---------------------------

                                        NAME: _________________________

                                        TITLE: ________________________